Leases - Summary of Future Minimum Payments Under Non-cancelable Operating Leases (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Lessee, Operating Lease, Liability, Payment, Due [Abstract]
2021	¥ 20,230	$ 3,175	¥ 8,949
2022	13,657	2,143	9,712
2023	0	0	6,956
2024	0	0	0
2025 and thereafter	0	0	0
Total undiscounted lease payments	¥ 33,887	$ 5,318	¥ 25,617